Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation May 2021

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation , including economic, competitive, legal and other factors, including the severity, magnitude and duration of the COVID - 19 pandemic . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2020 , and our Quarterly Report on Form 10 - Q for the Quarter ended March 31 , 2021 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2020 , and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2021 . A reconciliation of these non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found in the back of this presentation . 2

Company Overview 3

Overview of Icahn Enterprises • Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packa gin g, Metals, Real Estate , Home Fashion and Pharma • IEP is majority owned and controlled by Carl Icahn ◦ Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP ◦ As of March 31, 2021 , Carl Icahn and his affiliates owned approximately 9 1 % of IEP’s outstanding depositary units • IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis • IEP has an $8.00 annualized distribution (1 3.2 % yield as of May 10, 2021 ) (1) Investment segment total assets represents total equity (equity attributable to IEP was $4 .7 billion) (2) Pharma segment results are for the period beginning December 11, 2020. 4 Investment (1) $10,244 $1,459 $552 $655 Energy 4,917 4,341 (159) 15 Automotive 3,063 2,426 (171) (12) Food Packaging 471 407 6 50 Metals 233 352 8 26 Real Estate 494 93 (18) 25 Home Fashion 224 181 (9) 1 Pharma (2) 322 33 7 4 Holding Company 1,366 275 (323) 240 $21,334 $9,567 ($107) $1,004 ($Millions) Twelve Months Ended March 31, 2021 As of March 31, 2021 Assets Revenue Net Income (Loss) Atttributable to IEP Adjusted EBITDA Attributable to IEP

CVR Energy Inc. (NYSE: CVI) Summary Corporate Organizational Chart WestPoint Home LLC PSC Metals LLC AREP Real Estate Holdings, LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. ( NasdaqGS : IEP) Icahn Enterprises Holdings L.P. 1% 1% 99% LP Interest 8 9% 71% Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of 3/31 /20 21 , Icahn Enterprises had investments with a fair market value of approximately $4. 7 billion in the Investment Funds One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Independent refiner and marketer of transportation fuels 100% 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 100% 100% Note: Percentages denote equity ownership as of March 31, 2021 . Excludes intermediary and pass - through entities. 5 Icahn Automotive Group LLC Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services 100% 3 6 % Vivus , Inc. Specialty pharmaceutical company 100%

Diversified Subsidiary Companies with Significant Inherent Value The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC • IEP’s subsidiary companies possess key competitive strengths and / or leading market positions • IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opport uni ties ◦ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 6 Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services Dedicated to addressing the therapeutic needs of patients with serious medical conditions and life - limiting diseases

• IEP began as American Real Estate Partners, which was founded in 1987, and now has diversified its portfolio to eight operating segments and approximately $2 8 billion of assets as of March 31, 2021 • IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results • IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy ◦ In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre - tax gain of $1.7 billion ◦ In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million , and American Railcar Industries for $1.75 billion, resulting in a pre - tax gain of $400 million ◦ In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness) , r esulting in a pre - tax gain of $252 million • Acquired partnership interest in Icahn Capital Management L.P. in 2007 ◦ IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds • IEP also has grown the business through organic investment and through a series of bolt - on acquisitions Evolution of Icahn Enterprises Timeline of Recent Acquisitions and Exits (1) Based on the closing stock price of $34.29 and approximately 86.4million depositary and general partner equivalent units outstanding a s of December 31, 2010 (2) Based on the closing stock price of $53.72 and approximately 249.4 million depositary and general partner equivalent un its outstanding as of March 31, 2021 As of December 31, 20 10 (1) ▪ Mkt. Cap: $2.9 bn ▪ Total Assets: $ 21.3 bn Current (2) ▪ Mkt. Cap: $1 3.4b n ▪ Total Assets: $2 8.3 bn CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Year: 7 CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys American Railcar Leasing 2017: Sale of ARL for $3.4 billion Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion 201 1 201 2 2013 201 4 201 5 201 6 201 7 201 8 201 9 20 20 2021 Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $4 63 million Vivus , Inc 12/11/2020: Acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy

• IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies • Activist strategy requires significant capital, rapid execution and willingness to take control of companies • Implement changes required to improve businesses Ability to Maximize Shareholder Value Through Proven Activist Strategy Purchase of Stock or Debt ▪ IEP pursues its activist strategy and seeks to promulgate change – Dealing with the board and management – Proxy fights – Tender offers – Taking control ▪ IEP’s investment and legal team is capable of unlocking a target’s hidden value – Financial / balance sheet restructuring – Operation turnarounds – Strategic initiatives – Corporate governance changes • Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy ◦ IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn • Active participation in the strategy and capital allocation for targeted companies ◦ Not involved in day - to - day operations • IEP will make necessary investments to ensure subsidiary companies can compete effectively Putting Activism into Action 8

Deep Team Led by Carl Icahn • Led by Carl Icahn ◦ Substantial investing history provides IEP with unique network of relationships and access to Wall Street • Team consists of professionals with diverse backgrounds ◦ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit ◦ On April 5, 2021, we announced that SungHwan Cho will be resigning from his positions and the Company is in the process of identifying his successor 9 Note: As of May 10, 2021 Name Title Years at Icahn Years of Industry Experience Aris Kekedjian President & Chief Executive Officer - 30 SungHwan Cho Chief Financial Officer 14 23 Brett Icahn Portfolio Manager 17 19 Gary Hu Portfolio Manager - 10 Steven Miller Portfolio Manager - 9 Andrew Teno Portfolio Manager - 11 Jesse Lynn General Counsel 16 25 Andrew Langham General Counsel 16 21 Jonathan Frates Managing Director 5 13

Overview of Operating Segments 10

Highlights and Recent Developments • Since inception in 2004 through March 31, 2021, the Investment Funds’ cumulative return was approximately 88.7%, representing an annualized rate of return of approximately 3.9% • Long history of investing in public equity and debt securities and pursuing activist agenda • Employs an activist strategy that seeks to unlock hidden value through various tactics ◦ Financial / balance sheet restructurings (e.g., CIT Group, Apple) ◦ Operational turnarounds (e.g., Motorola, Navistar) ◦ Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent) ◦ Corporate governance changes (e.g., Newell, Caesars, DELL Technologies) • As of March 31, 2021 , the Investment Funds had a net short notional exposure of 19 % Segment: Investment Segment Description • IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) managed by the Investment segment • Fair value of IEP’s interest in the Investment Funds was approximately $4. 7 billion as of March 31, 2021 • IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis Historical Segment Financial Summary 11 (1) Balance Sheet data as of the end of each respective fiscal period. (2) Total economic ownership as a percentage of common shares issued and outstanding. S ignificant Holdings As of March 31, 2021 Company Mkt. Value ($mm) % Ownership (2) $ 2,290 9.2% 33 $ 1,170 10.3% $ 1,164 6.4% $ 1,083 9.6% $ 756 15.7% ($Millions) Selected Income Statement Data: Total revenue $737 ($1,414) ($1,249) $1,459 Adjusted EBITDA 725 (1,437) (1,251) 1,446 Net income (loss) 679 (1,543) (1,447) 1,217 Adjusted EBITDA attributable to IEP $339 ($723) ($673) $655 Net income (loss) attributable to IEP $319 ($775) ($765) $552 Returns 7.9% -15.4% -14.3% 13.6% Segment Balance Sheet Data (1) : Equity attributable to IEP $5,066 $4,296 $4,283 $4,675 Total Equity 10,101 8,783 9,342 10,244 Investment Segment FYE December 31, LTM March 31, 20212018 2019 2020

Segment: Energy Segment Description • CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN) ◦ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ◦ CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary 12 Highlights and Recent Developments • On May 11, 2021, CVR declared a special dividend of $492 million, to be payable in a combination of cash and its shares of common stock of Delek US Holdings, Inc Petroleum • Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil ◦ Approximately 186,000 bpd of crude processing in Kansas and Oklahoma ◦ Access to quality and price advantaged crude – 100% of crude purchased is WTI based ◦ Complex refineries can process different types of crude oil to optimize profitability ◦ Negatively impacted by increased RIN prices Fertilizer • CVR Partners owns two nitrogen fertilizer plants strategically located in the Southern Plains and Corn Belt region • On May 6,2020, CVR Partners announced a unit repurchase program for up to $10 million of its common units. On February 22, 2021, the UAN GP Board authorized an additional $10 million for the Unit Repurchase Program ◦ During Q1 2021, CVR Partners repurchased 24,378 common units at a cost of $1 million ◦ As of March 31,2021, CVR Partners has $12 million in authority remaining under the program ($Millions) Selected Income Statement Data: Net sales $7,124 $6,364 $3,930 $4,263 Adjusted EBITDA 821 880 33 71 Net income (loss) 334 314 (327) (281) Adjusted EBITDA attributable to IEP $460 $572 ($15) $15 Net income (loss) attributable to IEP 213 246 (194) (159) Segment Balance Sheet Data (1) : Total assets $4,831 $4,673 $4,723 $4,917 Equity attributable to IEP 1,274 1,312 1,039 1,006 Energy Segment FYE December 31, LTM March 31, 20212018 2019 2020 (1) Balance Sheet data as of the end of each respective fiscal period .

Segment: Automotive Segment Description • We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive") • Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers • Our Automotive segment also includes our investment in 767 Auto Leasing LLC Historical Segment Financial Summary 13 (1) Balance Sheet data as of the end of each respective fiscal period. Highlights and Recent Developments • Icahn Automotive is in the process of implementing a multi - year transformation plan, which includes the integration and restructuring of its businesses. The transformation plan includes operating the automotive services and aftermarket parts businesses as separate businesses, streamlining Icahn Automotive's corporate and field support teams, facility closures, consolidations and conversions, inventory optimization actions, and the re - focusing of its automotive parts business on certain core markets • Our Automotive segment's priorities include: ◦ Positioning the service business to take advantage of opportunities in the do - it - for - me market and vehicle fleets; ◦ Optimizing the value of the commercial parts distribution business in certain high - volume core markets; ◦ Exiting the automotive parts distribution business in certain low volume, non - core markets; ◦ Improving inventory management across Icahn Automotive's parts and tire distribution network; ◦ Investment in customer experience initiatives such as selective upgrades in facilities; ◦ Investment in employees with focus on training and career development investments; and ◦ Business process improvements, including investments in our supply chain and information technology capabilities (2) ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $2,858 $2,884 $2,478 $2,441 Adjusted EBITDA (48) (80) (45) (12) Net income (loss) (230) (197) (198) (171) Segment Balance Sheet Data (1) : Total assets $3,024 $3,495 $3,089 $3,063 Equity attributable to IEP 1,747 1,750 1,554 1,558 Automotive Segment FYE December 31, LTM March 31, 20212018 2019 2020

Highlights and Recent Developments • Future growth expected to be driven by changing diets of a growing middle class in emerging markets ◦ Majority of revenues from emerging markets • Developed markets remain a steady source of income ◦ Distribution channels to certain customers spanning more than 50 years • Significant barriers to entry ◦ Technically difficult chemical production process ◦ Significant environmental and food safety regulatory requirements ◦ Substantial capital cost Segment: Food Packaging Segment Description • Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry ◦ Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) ◦ Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary 14 (1) Balance Sheet data as of the end of each respective fiscal period . ($Millions) Selected Income Statement Data: Net sales $395 $385 $409 $412 Adjusted EBITDA 54 47 59 60 Net income (loss) (15) (22) 4 7 Adjusted EBITDA attributable to IEP $43 $37 $48 $50 Net income (loss) attributable to IEP (12) (17) 4 6 Segment Balance Sheet Data (1) : Total assets $511 $517 $485 $471 Equity attributable to IEP 55 40 141 139 Food Packaging Segment FYE December 31, LTM March 31, 20212018 2019 2020

Highlights and Recent Developments • Increasing global demand for steel and other metals drives demand for U.S. scrap • Scrap recycling process is “greener” than virgin steel production ◦ Electric arc furnace s drive scrap demand and are significantly more energy efficient than blast furnaces ◦ Electric arc furnace steel mills are approximately 60% of U.S. production • Highly fragmented industry with potential for further consolidation ◦ Capitalizing on consolidation and vertical integration opportunities ◦ PSC is building a leading position in its markets • Product diversification will reduce volatility through cycles ◦ Expansion of non - ferrous share of total business ◦ Investments in processing plants to increase metal recoveries Segment: Metals Segment Description • We conduct our Metals segment through our wholly owned subsidiary PSC Metals LLC • PSC Metals LLC is one of the largest independent metal recycling companies in the U.S. • Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers • Strong regional footprint (Upper Midwest, St. Louis Region and the South) Historical Segment Financial Summary 15 ($Millions) Selected Income Statement Data: Net sales $466 $340 $313 $347 Adjusted EBITDA 24 2 20 26 Net income (loss) 5 (22) - 8 Segment Balance Sheet Data (1) : Total assets $233 $233 $217 $233 Equity attributable to IEP 177 156 128 133 Metals Segment FYE December 31, LTM March 31, 20212018 2019 2020 (1) Balance Sheet data as of the end of each respective fiscal period .

Highlights and Recent Developments • Business strategy is based on long - term investment outlook and operational expertise Investment Property Operations • Maximize value of commercial lease portfolio through effective management of existing properties ◦ Seek to sell assets on opportunistic basis Property Development & Club Operations • New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of 138 and 1,098 units, respectively Country Club Operations • Club operations focuses on operating golf and other country club activities in New Seabury Hotel and Timeshare Operations • Hotel and timeshare operations focuses on operating a resort in Oranjestad , Aruba Segment: Real Estate Segment Description • Our Real Estate segment consists primarily of investment properties, the development and sale of single - family homes, and the management of a country club. We also own a hotel and timeshare resort in Aruba and a property in Atlantic City, New Jersey • Investment properties consist of retail, office and industrial properties leased to corporate tenants • Property development is focused on the construction and sale of single - family homes • Club operations focus on operating golf and other country club activities Historical Segment Financial Summary 16 (2) (2) ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $106 $98 $102 $97 Adjusted EBITDA 48 24 28 25 Net income (loss) 112 16 (16) (18) Segment Balance Sheet Data (1) : Total assets $508 $514 $486 $494 Equity attributable to IEP 465 474 440 443 Real Estate Segment FYE December 31, LTM March 31, 20212018 2019 2020 (1) Balance Sheet data as of the end of each respective fiscal period .

Highlights and Recent Developments • One of the largest providers of home textile goods in the United States • Transitioned majority of manufacturing to low - cost plants overseas • Streamlined merchandising, sales and customer service divisions • Focus on core profitable customers and product lines ◦ WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog ◦ Realizing success placing new brands with top retailers ◦ Continued strength with institutional customers • Consolidation opportunity in fragmented industry Segment: Home Fashion Segment Description • We conduct our Home Fashion segment through our wholly owned subsidiary WestPoint Home LLC • WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products • WestPoint Home owns many of the most well - known brands in home textiles including Martex , Grand Patrician and Vellux Historical Segment Financial Summary 17 ($Millions) Selected Income Statement Data: Net sales $171 $187 $188 $179 Adjusted EBITDA - (6) 3 1 Net income (loss) (11) (17) (7) (9) Segment Balance Sheet Data (1) : Total assets $172 $231 $227 $224 Equity attributable to IEP 133 147 141 137 2021 FYE December 31, LTM March 31,Home Fashion Segment 2018 2019 2020 (1) Balance Sheet data as of the end of each respective fiscal period .

Highlights and Recent Developments • In December 2020, we acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy. Prior to Vivus ’ emergence from bankruptcy, we held an investment in all of Vivus ’ convertible corporate debt securities, as well as all of its other outstanding debt. As a result of this transaction, we consolidate the results of Vivus beginning December 2020 Segment: Pharma Segment Description • We conduct our Pharma segment through our wholly owned subsidiary, Vivus , Inc. • Vivus is a specialty pharmaceutical company with two approved therapies ◦ Qsymia is approved by the FDA as an adjunct to a reduced calorie diet and increased physical activity for chronic weight management in adult patients in the presence of at least one weight related comorbidity ◦ PANCREAZE is indicated for the treatment of exocrine pancreatic insufficiency due to cystic fibrosis or other conditions inclusive of chronic pancreatitis Historical Segment Financial Summary 18 ($Millions) Selected Income Statement Data (1) : Net sales and other revenue from operations $3 $33 Adjusted EBITDA 1 4 Net income (loss) (1) 7 Segment Balance Sheet Data (2) : Total assets $326 $322 Equity attributable to IEP 262 270 2020 2021 Pharma Segment LTM March 31, FYE December 31, (1) Pharma segment results are for the period beginning December 11, 2020. (2) Balance Sheet data as of the end of each respective fiscal period .

Financial Performance 19

Financial Performance 20 Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises ($Millions) Investment $319 ($775) ($765) $552 Energy 213 246 (194) (159) Automotive (230) (197) (198) (171) Food Packaging (12) (17) 4 6 Metals 5 (22) - 8 Real Estate 112 16 (16) (18) Home Fashion (11) (17) (7) (9) Pharma - - (1) 7 Mining 3 299 - - Railcar 1 - - - Holding Company (638) (599) (476) (323) Discontinued Operations 1,720 (32) - - $1,482 ($1,098) ($1,653) ($107) 2018 2019 2020 2021 LTM March 31, FYE December 31, ($Millions) Investment $339 ($723) ($673) $655 Energy 460 572 (15) 15 Automotive (48) (80) (45) (12) Food Packaging 43 37 48 50 Metals 24 2 20 26 Real Estate 48 24 28 25 Home Fashion - (6) 3 1 Pharma - - 1 4 Mining 16 55 - - Railcar (2) - - - Holding Company (323) (343) (102) 240 $557 ($462) ($735) $1,004 2021 LTM March 31, FYE December 31, 2018 2019 2020 $1,482 ($1,098) ($1,653) ($107) FYE 2018 FYE 2019 FYE 2020 LTM 3/31/21 $557 ($462) ($735) $1,004 FYE 2018 FYE 2019 FYE 2020 LTM 3/31/21

Consolidated Financial Snapshot 21 Net Income (Loss): Investment $679 ($1,543) ($1,447) ($1,802) $862 $1,217 Energy 334 314 (327) (113) (67) (281) Automotive (230) (197) (198) (73) (46) (171) Food Packaging (15) (22) 4 (4) (1) 7 Metals 5 (22) - (3) 5 8 Real Estate 112 16 (16) 1 (1) (18) Home Fashion (11) (17) (7) (2) (4) (9) Pharma - - (1) - 8 7 Mining 1 311 - - - - Railcar 1 - - - - - Holding Company (639) (599) (476) (310) (157) (323) Discontinued operations 1,764 (32) - - - - Net income (loss) $2,001 ($1,791) ($2,468) ($2,306) $599 $437 Less: net income (loss) attributable to non-controlling interests 519 (693) (815) (922) 437 544 Net income (loss) attributable to Icahn Enterprises $1,482 ($1,098) ($1,653) ($1,384) $162 ($107) Adjusted EBITDA: Investment $725 ($1,437) ($1,251) ($1,759) $938 $1,446 Energy 821 880 33 (38) - 71 Automotive (48) (80) (45) (42) (9) (12) Food Packaging 54 47 59 14 15 60 Metals 24 2 20 2 8 26 Real Estate 48 24 28 5 2 25 Home Fashion - (6) 3 - (2) 1 Pharma - - 1 - 3 4 Mining 20 70 - - - - Railcar (2) - - - - - Holding Company (323) (343) (102) (345) (3) 240 Consolidated Adjusted EBITDA $1,319 ($843) ($1,254) ($2,163) $952 $1,861 Less: Adjusted EBITDA attributable to non-controlling interests 762 (381) (519) (859) 517 857 Adjusted EBITDA attributable to Icahn Enterprises $557 ($462) ($735) ($1,304) $435 $1,004 Capital Expenditures $272 $250 $199 $53 $47 $193 ($Millions) 20202018 2019 FYE December 31, LTM March 31, 2020 20212021 Three Months Ended March 31,

Strong Balance Sheet 22 ASSETS Cash and cash equivalents $15 $707 $42 $13 $0 $27 $2 $2 $1,134 $1,942 Cash held at consolidated affiliated partnerships and restricted cash 1,078 7 18 - 2 10 3 - 16 1,134 Investments 10,926 315 28 - - 15 - - 196 11,480 Accounts receivable, net - 226 119 86 73 11 28 29 - 572 Inventories, net - 378 962 89 33 - 86 11 - 1,559 Property, plant and equipment, net - 2,774 845 152 81 308 64 - 7 4,231 Goodwill and intangible assets, net - 233 370 29 9 - 21 275 - 937 Other assets 5,188 277 679 102 35 123 20 5 13 6,442 Total assets $17,207 $4,917 $3,063 $471 $233 $494 $224 $322 $1,366 $28,297 LIABILITIES AND EQUITY Accounts payable, accrued expenses and other liabilities $2,100 $1,450 $1,153 $163 $72 $50 $64 $52 $692 $5,796 Securities sold, not yet purchased, at fair value 4,863 - - - - - - - - 4,863 Debt - 1,691 352 156 28 1 23 - 5,805 8,056 Total liabilities $6,963 $3,141 $1,505 $319 $100 $51 $87 $52 $6,497 $18,715 Equity attributable to Icahn Enterprises $4,675 $1,006 $1,558 $139 $133 $443 $137 $270 ($5,131) $3,230 Equity attributable to non-controlling interests 5,569 770 - 13 - - - - - 6,352 Total equity $10,244 $1,776 $1,558 $152 $133 $443 $137 $270 ($5,131) $9,582 Total liabilities and equity $17,207 $4,917 $3,063 $471 $233 $494 $224 $322 $1,366 $28,297 Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Pharma Holding Company Consolidated ($Millions) As of March 31, 2021

IEP Summary Financial Information 23 • Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and boo k v alue or market comparable of other assets Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value d oes not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and indicative net asset value does not necessarily consider all elem ent s or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express o r i mplied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary. (1) Represents equity attributable to us as of each respective date. (2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended as of each respective date . (4) Holding Company’s balance as of each respective date. For March 31, 2020, the distribution payable was adjusted to $431 milli on, which represents the actual distribution paid subsequent to March 31, 2020. For March 31, 2021, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 31 , 2021. (5) Holding Company’s balance as of each respective date. 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Holding Company interest in Investment Funds(1) $4,370 $4,599 $4,058 $4,283 $4,675 CVR Energy(2) 1,177 1,432 881 1,061 1,366 Tenneco(2) 106 223 204 292 136 $5,653 $6,254 $5,143 $5,636 $6,177 Viskase(3) $102 $105 $240 $285 $293 Real Estate Holdings(1) 479 458 433 440 443 PSC Metals(1) 151 142 144 128 133 WestPoint Home(1) 144 143 145 141 137 Vivus(1) - - - 262 270 Icahn Automotive Group(1) 1,730 1,737 1,654 1,554 1,558 $2,606 $2,585 $2,616 $2,810 $2,834 Add: Other Holding Company net assets(4) (186) 115 185 (12) (124) $8,073 $8,954 $7,944 $8,434 $8,887 Add: Holding Company cash and cash equivalents(5) 1,440 1,128 987 925 1,134 Less: Holding Company debt(5) (5,814) (5,813) (5,812) (5,811) (5,805) $3,699 $4,269 $3,119 $3,548 $4,216 As of Total other subsidiaries Market-valued Subsidiaries and Investments: Indicative Net Asset Value Other Subsidiaries: ($Millions) Indicative Gross Asset Value Total market-valued subsidiaries and investments

Adjusted EBITDA Reconciliation 24

Non - GAAP Financial Measures 25 The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non - operational charges . We present EBITDA and Adjusted EBITDA on a consolidated basis and attributable to Icahn Enterprises net of the effects of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended March 31, 2021 26 Net income (loss) $1,217 ($281) ($171) $7 $8 ($18) ($9) $7 $0 $0 ($323) $437 Interest expense, net 229 125 10 9 1 - 1 - - - 327 702 Income tax expense (benefit) - (118) (47) 8 - - - - - - 238 81 Depreciation, depletion and amortization - 345 93 28 17 16 8 9 - - - 516 $1,446 $71 ($115) $52 $26 ($2) $0 $16 $0 $0 $242 $1,736 Impairment of assets - - - - 1 7 3 - - - - 11 Restructuring costs - - 6 1 1 - - - - - - 8 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - 7 - (1) 5 - - - - - 11 Other - - 90 7 (1) 15 (2) (12) - - (2) 95 $1,446 $71 ($12) $60 $26 $25 $1 $4 $0 $0 $240 $1,861 Net income (loss) $552 ($159) ($171) $6 $8 ($18) ($9) $7 $0 $0 ($323) ($107) Interest expense, net 103 59 10 8 1 - 1 - - - 327 509 Income tax expense (benefit) - (79) (47) 6 - - - - - - 238 118 Depreciation, depletion and amortization - 194 93 24 17 16 8 9 - - - 361 $655 $15 ($115) $44 $26 ($2) $0 $16 $0 $0 $242 $881 Impairment of assets - - - - 1 7 3 - - - - 11 Restructuring costs - - 6 1 1 - - - - - - 8 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - 7 - (1) 5 - - - - - 11 Other - - 90 5 (1) 15 (2) (12) - - (2) 93 $655 $15 ($12) $50 $26 $25 $1 $4 $0 $0 $240 $1,004 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma (1) Adjusted EBITDA attributable to IEP Adjusted EBITDA EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP EBITDA attributable to IEP (1) Pharma segment results are for the period beginning December 11, 2020.

Adjusted EBITDA Reconciliation by Segment – Three Months Ended March 31, 2021 27 Net income (loss) $862 ($67) ($46) ($1) $5 ($1) ($4) $8 $0 $0 ($157) $599 Interest expense, net 76 31 3 2 - - - - - - 82 194 Income tax expense (benefit) - (46) (12) 1 - - - - - - 74 17 Depreciation, depletion and amortization - 82 22 7 4 3 2 7 - - - 127 $938 $0 ($33) $9 $9 $2 ($2) $15 $0 $0 ($1) $937 Impairment of assets - - - - - - - - - - - - Restructuring costs - - - - - - - - - - - - Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - - - - - - - - - - - Other - - 24 6 (1) - - (12) - - (2) 15 $938 $0 ($9) $15 $8 $2 ($2) $3 $0 $0 ($3) $952 Net income (loss) $391 ($33) ($46) ($1) $5 ($1) ($4) $8 $0 $0 ($157) $162 Interest expense, net 34 15 3 2 - - - - - - 82 136 Income tax expense (benefit) - (32) (12) - - - - - - - 74 30 Depreciation, depletion and amortization - 48 22 7 4 3 2 7 - - - 93 $425 ($2) ($33) $8 $9 $2 ($2) $15 $0 $0 ($1) $421 Impairment of assets - - - - - - - - - - - - Restructuring costs - - - - - - - - - - - - Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - - - - - - - - - - - Other - - 24 5 (1) - - (12) - - (2) 14 $425 ($2) ($9) $13 $8 $2 ($2) $3 $0 $0 ($3) $435 EBITDA attributable to IEP Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma

Adjusted EBITDA Reconciliation by Segment – Three Months Ended March 31, 2020 28 Net income (loss) ($1,802) ($113) ($73) ($4) ($3) $1 ($2) $0 $0 $0 ($310) ($2,306) Interest expense, net 43 27 5 4 - - - - - - 83 162 Income tax expense (benefit) - (40) (19) 1 - - - - - - (122) (180) Depreciation, depletion and amortization - 80 24 6 5 4 2 - - - - 121 ($1,759) ($46) ($63) $7 $2 $5 $0 $0 $0 $0 ($349) ($2,203) Impairment of assets - - - - - - - - - - - - Restructuring costs - - 2 - - - - - - - - 2 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - (1) - - - - - - - - (1) Other - 8 20 7 - - - - - - 4 39 ($1,759) ($38) ($42) $14 $2 $5 $0 $0 $0 $0 ($345) ($2,163) Net income (loss) ($926) ($68) ($73) ($3) ($3) $1 ($2) $0 $0 $0 ($310) ($1,384) Interest expense, net 23 12 5 3 - - - - - - 83 126 Income tax expense (benefit) - (27) (19) 1 - - - - - - (122) (167) Depreciation, depletion and amortization - 45 24 5 5 4 2 - - - - 85 ($903) ($38) ($63) $6 $2 $5 $0 $0 $0 $0 ($349) ($1,340) Impairment of assets - - - - - - - - - - - - Restructuring costs - - 2 - - - - - - - - 2 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - (1) - - - - - - - - (1) Other - 6 20 5 - - - - - - 4 35 ($903) ($32) ($42) $11 $2 $5 $0 $0 $0 $0 ($345) ($1,304) EBITDA attributable to IEP Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 20 20 29 Net income (loss) ($1,447) ($327) ($198) $4 $0 ($16) ($7) ($1) $0 $0 ($476) ($2,468) Interest expense, net 196 121 12 11 1 - 1 - - - 328 670 Income tax expense (benefit) - (112) (54) 8 - - - - - - 42 (116) Depreciation, depletion and amortization - 343 95 27 18 17 8 2 - - - 510 ($1,251) $25 ($145) $50 $19 $1 $2 $1 $0 $0 ($106) ($1,404) Impairment of assets - - - - 1 7 3 - - - - 11 Restructuring costs - - 8 1 1 - - - - - - 10 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - 6 - (1) 5 - - - - - 10 Other - 8 86 8 - 15 (2) - - - 4 119 ($1,251) $33 ($45) $59 $20 $28 $3 $1 $0 $0 ($102) ($1,254) Net income (loss) ($765) ($194) ($198) $4 $0 ($16) ($7) ($1) $0 $0 ($476) ($1,653) Interest expense, net 92 56 12 9 1 - 1 - - - 328 499 Income tax expense (benefit) - (74) (54) 7 - - - - - - 42 (79) Depreciation, depletion and amortization - 191 95 22 18 17 8 2 - - - 353 ($673) ($21) ($145) $42 $19 $1 $2 $1 $0 $0 ($106) ($880) Impairment of assets - - - - 1 7 3 - - - - 11 Restructuring costs - - 8 1 1 - - - - - - 10 Non-service cost of U.S. based pension - - - - - - - - - - - - (Gain) loss on disposition of assets, net - - 6 - (1) 5 - - - - - 10 Other - 6 86 5 - 15 (2) - - - 4 114 ($673) ($15) ($45) $48 $20 $28 $3 $1 $0 $0 ($102) ($735) Adjusted EBITDA attributable to IEP Adjusted EBITDA EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP EBITDA attributable to IEP ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma (1) (1) Pharma segment results are for the period beginning December 11, 2020.

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 201 9 30 Net income (loss) ($1,543) $314 ($197) ($22) ($22) $16 ($17) $0 $311 $0 ($599) ($1,759) Interest expense, net 106 102 20 17 1 (1) 1 - 3 - 296 545 Income tax expense (benefit) - 112 (55) 6 - (6) - - 1 - (38) 20 Depreciation, depletion and amortization - 352 98 26 19 17 7 - - - - 519 ($1,437) $880 ($134) $27 ($2) $26 ($9) $0 $315 $0 ($341) ($675) Impairment of assets - - - 1 1 - - - - - - 2 Restructuring costs - - 6 8 3 - 1 - - - - 18 Non-service cost of U.S. based pension - - - 2 - - - - - - - 2 (Gain) loss on disposition of assets, net - - 4 - (1) - - - (252) - - (249) Other - - 44 9 1 (2) 2 - 7 - (2) 59 ($1,437) $880 ($80) $47 $2 $24 ($6) $0 $70 $0 ($343) ($843) Net income (loss) ($775) $246 ($197) ($17) ($22) $16 ($17) $0 $299 $0 ($599) ($1,066) Interest expense, net 52 45 20 13 1 (1) 1 - 1 - 296 428 Income tax expense (benefit) - 86 (55) 5 - (6) - - 1 - (38) (7) Depreciation, depletion and amortization - 195 98 20 19 17 7 - - - - 356 ($723) $572 ($134) $21 ($2) $26 ($9) $0 $301 $0 ($341) ($289) Impairment of assets - - - 1 1 - - - - - - 2 Restructuring costs - - 6 6 3 - 1 - - - - 16 Non-service cost of U.S. based pension - - - 2 - - - - - - - 2 (Gain) loss on disposition of assets, net - - 4 - (1) - - - (252) - - (249) Other - - 44 7 1 (2) 2 - 6 - (2) 56 ($723) $572 ($80) $37 $2 $24 ($6) $0 $55 $0 ($343) ($462) ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma Adjusted EBITDA attributable to IEP Adjusted EBITDA EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP EBITDA attributable to IEP

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 201 8 31 Net income (loss) $679 $334 ($230) ($15) $5 $112 ($11) $0 $1 $1 ($639) $237 Interest expense, net 46 102 16 15 - 1 1 - 2 - 328 511 Income tax expense (benefit) - 46 (52) (4) 1 5 - - 2 2 (14) (14) Depreciation, depletion and amortization - 339 92 26 18 19 8 - 6 - - 508 $725 $821 ($174) $22 $24 $137 ($2) $0 $11 $3 ($325) $1,242 Impairment of assets - - 90 - 1 - 1 - - - - 92 Restructuring costs - - 5 9 - - 2 - - - - 16 Non-service cost of U.S. based pension - - - 6 - - - - - - - 6 (Gain) loss on disposition of assets, net - - 1 - - (89) - - 3 (5) - (90) Other - - 30 17 (1) - (1) - 6 - 2 53 $725 $821 ($48) $54 $24 $48 $0 $0 $20 ($2) ($323) $1,319 Net income (loss) $319 $213 ($230) ($12) $5 $112 ($11) $0 $3 $1 ($638) ($238) Interest expense, net 20 40 16 11 - 1 1 - 2 - 328 419 Income tax expense (benefit) - 36 (52) (3) 1 5 - - 2 2 (15) (24) Depreciation, depletion and amortization - 171 92 22 18 19 8 - 3 - - 333 $339 $460 ($174) $18 $24 $137 ($2) $0 $10 $3 ($325) $490 Impairment of assets - - 90 - 1 - 1 - - - - 92 Restructuring costs - - 5 7 - - 2 - - - - 14 Non-service cost of U.S. based pension - - - 4 - - - - - - - 4 (Gain) loss on disposition of assets, net - - 1 - - (89) - - 2 (5) - (91) Other - - 30 14 (1) - (1) - 4 - 2 48 $339 $460 ($48) $43 $24 $48 $0 $0 $16 ($2) ($323) $557 ($Millions) Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Mining Railcar Holding Company ConsolidatedPharma Adjusted EBITDA attributable to IEP Adjusted EBITDA EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP EBITDA attributable to IEP